NOTE GUARANTY INSURANCE POLICY


Obligations:   $1,000,000,000                              Policy Number:  44389
               Wachovia Asset Securitization Issuance, LLC
               Asset-Backed Notes, Series 2004-HE1


                  MBIA Insurance Corporation (the "Insurer"), in consideration of the payment of the premium and subject to the terms of this Note Guaranty Insurance Policy (this "Policy"), hereby unconditionally and irrevocably guarantees to any Owner that an amount equal to each full and complete Insured Payment will be received from the Insurer by U.S. Bank National Association, or its successors, as indenture trustee for the Owners (the "Indenture Trustee"), on behalf of the Owners, for distribution by the Indenture Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations hereunder with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Indenture Trustee, whether or not such funds are properly applied by the Indenture Trustee. Insured Payments shall be made only at the time set forth in this Policy, and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

         Notwithstanding the foregoing paragraph, this Policy does not cover shortfalls, if any, attributable to the liability of the Issuer, the Trust Estate or the Indenture Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability), Interest Shortfalls or Relief Act Shortfalls. In addition, the Policy does not cover any payments required to be made under the Yield Maintenance Agreement.

         The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (c) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment  of the  Insurer  as agent for such  Owner in any  legal  proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Owner.

         The Insurer will pay any other amount payable hereunder no later than 12:00 noon, New York City time, on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day

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by U.S. Bank Trust National Association, as Fiscal Agent for the Insurer, or any
successor fiscal agent appointed by the Insurer (the "Fiscal Agent"), of a Notice (as described below), provided that if such Notice is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended Notice.

         Insured Payments due hereunder, unless otherwise stated herein, will be disbursed by the Fiscal Agent to the Indenture Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Indenture Trustee for the payment of such Insured Payment and legally available therefor.

         The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

         Subject to the terms of the Agreement, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer hereunder.

         As used herein, the following terms shall have the following meanings:

         "Agreement" means the Indenture dated as of June 24, 2004, among Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, as Issuer, Wachovia Bank, National Association, as Paying Agent, and the Indenture Trustee, as Indenture Trustee, without regard to any amendment or supplement thereto, unless such amendment or supplement has been approved in writing by the Insurer.

         "Business Day" means any day other than (a) a Saturday or a Sunday (b) a day on which the Insurer is closed or (c) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Indenture Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

         "Deficiency Amount" means, with respect to any Payment Date, the sum of
(i) the excess, if any, of (a) the accrued interest on the Obligations, excluding any Relief Act Shortfalls, Interest Shortfalls and any amounts required to be paid under the Yield Maintenance Agreement for such Payment Date, at the Note Rate over (b) the amount available for interest distributions on the Obligations on such Payment Date, including, without limitation, from amounts on deposit in the Note Payment Account and (ii) the Guaranteed Principal Amount.

         "Final Payment Date" means the Payment Date occurring in June 2034.

         "Guaranteed Principal Amount" means (i) with respect to any Payment Date other than the Final Payment Date, the excess, if any, of (a) the Note Balance as of such Payment Date, after taking into account all amounts available under the Agreement to reduce the Note Balance


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or to increase the amount on deposit in the Funding Account, over (b) the sum of
(I) the Pool Balance as of the close of business on the last day of the related Collection Period and (II) the amount on deposit in the Funding Account as of the last day of the related Collection Period or (ii) with respect to the Final Payment Date, the Note Balance as of the Final Payment Date, after giving effect to all other distributions of principal on the Obligations on the Final Payment Date.

         "Insured Payment" means (i) as of any Payment Date, any Deficiency Amount and (ii) any Preference Amount.

         "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by facsimile substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Indenture Trustee specifying the Insured Payment which shall be due and owing on the applicable Payment Date.

         "Owner" means each Noteholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Obligations to payment thereunder.

         "Pool Balance" means, with respect to any date, the aggregate Principal Balance of all of the Mortgage Loans as of such date.

         "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Agreement as of the date of execution of this Policy, without giving effect to any subsequent amendment to or modification of the Agreement unless such amendment or modification has been approved in writing by the Insurer.

         Any notice hereunder or service of process on the Fiscal Agent may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Indenture Trustee.

         The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006, Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Indenture Trustee in writing.

         THIS POLICY IS BEING ISSUED UNDER AND PURSUANT TO, AND SHALL BE CONSTRUED UNDER, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

         No defenses, set-offs and counterclaims of any kind are available to the Insurer so as to deny payment of any amount due in respect of this Policy will be valid and the Insurer hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims so as to deny payment of any amount due in respect of this Policy, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.


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         The   insurance   provided  by  this  Policy  is  not  covered  by  the
Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         This Policy is not cancelable for any reason. The premium on this Policy is not refundable for any reason, including payment, or provision being made for payment, prior to maturity of the Obligations.


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         IN WITNESS  WHEREOF,  the Insurer has caused this Policy to be executed and attested this 24th day of June 2004.

                                            MBIA INSURANCE CORPORATION


                                            By /s/ Neil G. Budnick
                                              ----------------------------------
                                              Name : Neil G. Budnick
                                              Title:  President


Attest:


By /s/ Adam M. Carta
  --------------------------------------
  Name:   Adam M. Carta
  Title:  Assistant Secretary




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                                    EXHIBIT A

                           TO NOTE GUARANTY INSURANCE
                              POLICY NUMBER: 44389

                           NOTICE UNDER NOTE GUARANTY

                         INSURANCE POLICY NUMBER: 44389


U.S. Bank Trust National Association, as Fiscal Agent
 for MBIA Insurance Corporation
15th Floor
61 Broadway
New York, NY  10006
Attention:  Municipal Registrar and
            Paying Agency

MBIA Insurance Corporation
113 King Street
Armonk, NY  10504

         The undersigned, a duly authorized officer of U.S. Bank National Association, as indenture trustee (the "Indenture Trustee"), hereby certifies to U.S. Bank Trust National Association (the "Fiscal Agent") and MBIA Insurance Corporation (the "Insurer"), with reference to Note Guaranty Insurance Policy
Number: 44389 (the "Policy") issued by the Insurer in respect of the $1,000,000,000 Wachovia Asset Securitization Issuance, LLC Asset-Backed Notes, Series 2004-HE1 (the "Obligations"), that:

                  (a) the Indenture Trustee is the indenture trustee under the Indenture dated as of June 24, 2004, by and among Wachovia Asset Securitization Issuance, LLC 2004-HE1 Trust, as Issuer, Wachovia Bank, National Association, as Paying Agent, and the Indenture Trustee;

                  (b) the amount due under clause (i) of the definition of Deficiency Amount for the Payment Date occurring on __________________ the "Applicable Payment Date") is $__________________;

                  (c) the amount due under clause (ii) of the definition of Deficiency Amount for the Applicable Payment Date is $___________ ;

                  (d) the sum of the amounts listed in paragraphs (b) and (c) above is $____________ (the "Deficiency Amount");

                  (e) the amount of previously distributed payments on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code in accordance with a final nonappealable order of a court having competent jurisdiction is $__________ (the "Preference Amount");



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                  (f) the total  Insured  Payment  due is  $____________,  which amount  equals  the sum of the  Deficiency  Amount  and the  Preference
         Amount;

                  (g) the Indenture Trustee is making a claim under and pursuant to the terms of the Policy for the dollar amount of the Insured Payment set forth in (d) above to be applied to the payment of the Deficiency Amount for the Applicable Payment Date in accordance with the Agreement and for the dollar amount of the Insured Payment set forth in (e) above to be applied to the payment of any Preference Amount; and

                  (h) the Indenture Trustee directs that payment of the Insured Payment be made to the following account by bank wire transfer of federal or other immediately available funds in accordance with the terms of the Policy: [INDENTURE TRUSTEE'S ACCOUNT NUMBER].

         Any capitalized term used in this Notice and not otherwise defined herein shall have the meaning assigned thereto in the Policy.

Any Person Who Knowingly And With Intent To Defraud Any Insurance Company Or Other Person Files An Application For Insurance Or Statement Of Claim Containing Any Materially False Information, Or Conceals For The Purpose Of Misleading, Information Concerning Any Fact Material Thereto, Commits A Fraudulent Insurance Act, Which Is A Crime, And Shall Also Be Subject To A Civil Penalty Not To Exceed Five Thousand Dollars And The Stated Value Of The Claim For Each Such Violation.

         IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice under the Policy as of the ___ day of ________________, ___.

                                            U.S. BANK NATIONAL ASSOCIATION, as
                                              Indenture Trustee


                                            By
                                              ----------------------------------
                                            Name
                                                --------------------------------
                                            Title
                                                 -------------------------------





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